Exhibit 99.2

SYNOVUS			4 of 11
INCOME STATEMENT (In thousands, except per share data)		Six Months Ended June 30,

	2005	2004	Change

Interest Income (Taxable Equivalent)	$693,692	550,504	26.0%
Interest Expense	226,554	133,747	69.4

Net Interest Income (Taxable Equivalent)	467,138	416,757	12.1
Tax Equivalent Adjustment	3,211	3,547	(9.4)

Net Interest Income	463,927	413,210	12.3
Provision for Loan Losses	42,106	33,272	26.6

Net Interest Income After Provision	421,821	379,938	11.0

Non-Interest Income:
Electronic Payment Processing Services	420,947	360,315	16.8
Merchant Services	95,801	13,241	nm
Other Transaction Processing Services Revenue	93,838	82,676	13.5
Service Charges on Deposits	55,302	59,785	(7.5)
Fiduciary and Asset Management Fees	22,175	21,053	5.3
Brokerage and Investment Banking Revenue	12,564	11,375	10.5
Mortgage Banking Income	13,328	12,666	5.2
Credit Card Fees	17,383	13,385	29.9
Securities Gains (Losses)	598	(65)	nm
Other Fee Income	14,826	14,122	5.0
Other Non-Interest Income	16,310	43,640	(62.6)

Non-Interest Income before Reimbursable Items	763,072	632,192	20.7
Reimbursable Items	148,330	116,190	27.7

Total Non-Interest Income	911,402	748,382	21.8

Non-Interest Expense:
Personnel Expense	398,425	361,586	10.2
Occupancy & Equipment Expense	175,473	164,577	6.6
Other Non-Interest Expense	202,623	142,222	42.5

Non-Interest Expense before Reimbursable Items	776,521	668,385	16.2

Reimbursable Items	148,330	116,190	27.7

Total Non-Interest Expense	924,851	784,575	17.9

Minority Interest in Consolidated Subsidiaries	18,504	13,101	41.2
Income Before Taxes	389,867	330,644	17.9
Income Tax Expense	144,674	121,341	19.2

Net Income	$245,194	209,303	17.1

Basic Earnings Per Share	0.79	0.69	14.9
Diluted Earnings Per Share	0.78	0.68	14.7
Dividends Declared Per Share	0.37	0.35	5.3

Return on Assets	1.92%	1.89	3	bp
Return on Assets	18.12	17.80	32
Average Shares Outstanding - Basic	310,890	304,912	2.0%
Average Shares Outstanding - Diluted	314,297	307,835	2.1

SYNOVUS						5 of 11
INCOME STATEMENT
(In thousands, except per share data)	2005		2004			2nd Quarter

	Second	First	Fourth	Third	Second	'05 vs. '04
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest Income (Taxable Equivalent)	$360,763	332,927	314,019	301,457	279,013	29.3%
Interest Expense	122,110	104,444	88,281	76,313	66,804	82.8

Net Interest Income (Taxable Equivalent)	238,653	228,483	225,738	225,144	212,209	12.5
Tax Equivalent Adjustment	1,588	1,621	1,703	1,710	1,747	(9.1)

Net Interest Income	237,065	226,862	224,035	223,434	210,462	12.6
Provision for Loan Losses	22,823	19,283	20,855	21,192	17,548	30.1

Net Interest Income After Provision	214,242	207,579	203,180	202,242	192,914	11.1

Non-Interest Income:
Electronic Payment Processing Services	215,784	205,163	197,129	197,822	183,731	17.4
Merchant Services	68,696	27,105	6,411	6,518	6,876	nm
Other Transaction Processing Services Revenue	45,324	48,514	45,224	43,006	41,827	8.4
Service Charges on Deposits	28,175	27,127	30,321	31,344	31,273	(9.9)
Fiduciary and Asset Management Fees	11,138	11,037	11,326	10,622	10,485	6.2
Brokerage and Investment Banking Revenue	6,301	6,263	5,361	5,012	5,616	12.2
Mortgage Banking Income	7,430	5,898	6,773	6,861	5,772	28.7
Credit Card Fees	9,291	8,092	8,775	8,014	7,424	25.1
Securities Gains (Losses)	327	271	164	(24)	-	nm
Other Fee Income	7,340	7,486	7,654	7,451	7,202	1.9
Other Non-Interest Income	7,325	8,985	12,162	11,357	15,341	(52.3)

Non-Interest Income before Reimbursable Item	407,131	355,941	331,300	327,983	315,547	29.0
Reimbursable Items	79,161	69,169	57,039	56,309	55,745	42.0

Total Non-Interest Income	486,292	425,110	388,339	384,292	371,292	31.0

Non-Interest Expense:
Personnel Expense	208,596	189,829	175,369	194,624	174,955	19.2
Occupancy & Equipment Expense	88,839	86,634	77,039	80,073	86,187	3.1
Other Non-Interest Expense	110,016	92,607	88,639	74,699	74,365	47.9

Non-Interest Expense before Reimbursable Items	407,451	369,070	341,047	349,396	335,507	21.4
Reimbursable Items	79,160	69,170	57,039	56,309	55,745	42.0

Total Non-Interest Expense	486,611	438,240	398,086	405,705	391,252	24.4

Minority Interest in Consolidated Subsidiaries	9,672	8,832	8,143	7,480	6,852	41.2
Income Before Taxes	204,251	185,617	185,289	173,349	166,102	23.0
Income Tax Expense	75,791	68,883	66,567	64,341	60,961	24.3
Net Income	$128,460	116,734	118,722	109,008	105,141	22.2

Basic Earnings Per Share	0.41	0.38	0.38	0.35	0.34	20.2
Diluted Earnings Per Share	0.41	0.37	0.38	0.35	0.34	19.9
Dividends Declared Per Share	0.18	0.18	0.17	0.17	0.17	5.3

Return on Assets	1.98%	1.86%	1.91%	1.82%	1.86%	12	bp
Return on Equity	18.70	17.52	17.92	17.00	17.60	110
Average Shares Outstanding - Basic	311,154	310,622	309,740	309,448	306,180	1.6%
Average Shares Outstanding - Diluted	314,691	313,900	313,268	312,343	308,857	1.9

bp - change is measured as difference in basis points.
nm - not meaningful

SYNOVUS			6 of 11
Financial Services Segment

INCOME STATEMENT	Six Months Ended
(In thousands)	June 30,

	2005	2004	Change

Interest Income (Taxable Equivalent)	$693,716	550,496	26.0%
Interest Expense	227,956	134,054	70.0

Net Interest Income (Taxable Equivalent)	465,760	416,442	11.8
Tax Equivalent Adjustment	3,199	3,540	(9.6)

Net Interest Income	462,561	412,902	12.0
Provision for Loan Losses	42,106	33,272	26.6

Net Interest Income After Provision	420,455	379,630	10.8

Non-Interest Income:
Service Charges on Deposits	55,303	59,784	(7.5)
Fiduciary and Asset Management Fees	22,368	21,385	4.6
Brokerage and Investment Banking Revenue	12,564	11,375	10.5
Mortgage Banking Income	13,328	12,666	5.2
Credit Card Fees	17,384	13,385	29.9
Securities Gains (Losses)	598	(65)	nm
Other Fee Income	14,825	14,122	5.0
Other Non-Interest Income	18,846	37,169	(49.3)

Total Non-Interest Income	155,216	169,821	(8.6)

Non-Interest Expense:
Personnel Expense	181,468	188,282	(3.6)
Occupancy & Equipment Expense	43,259	39,695	9.0
Other Non-Interest Expense	90,861	81,565	11.4

Total Non-Interest Expense	315,588	309,542	2.0

Income Before Taxes	260,083	239,909	8.4
Income Tax Expense	93,263	86,112	8.3

Net Income	$166,820	153,797	8.5

Return on Assets	1.37%	1.45	(8) bp
Return on Equity	16.81	17.71	(90)

bp - change is measured as difference in basis points.
nm - not meaningful

SYNOVUS						7 of 11
Financial Services Segment
INCOME STATEMENT
(In thousands)	2005		2004			2nd Quarter

	Second	First	Fourth	Third	Second	'05 vs. '04
	Quarter	Quarter	Quarter	Quarter	Quarter	Change
Interest Income (Taxable Equivalent)	$360,789	332,927	314,009	301,458	279,010	29.3%
Interest Expense	122,768	105,188	88,933	76,502	66,964	83.3

Net Interest Income (Taxable Equivalent)	238,021	227,739	225,076	224,956	212,046	12.2
Tax Equivalent Adjustment	1,585	1,614	1,692	1,710	1,744	(9.1)

Net Interest Income	236,436	226,125	223,384	223,246	210,302	12.4
Provision for Loan Losses	22,823	19,283	20,855	21,192	17,548	30.1

Net Interest Income After Provision	213,613	206,842	202,529	202,054	192,754	10.8

Non-Interest Income:
Service Charges on Deposits	28,175	27,127	30,321	31,344	31,273	(9.9)
Fiduciary and Asset Management Fees	11,324	11,044	11,538	10,834	10,675	6.1
Brokerage and Investment Banking Revenue	6,301	6,263	5,361	5,012	5,616	12.2
Mortgage Banking Income	7,430	5,898	6,773	6,861	5,772	28.7
Credit Card Fees	9,291	8,092	8,775	8,014	7,424	25.1
Securities Gains (Losses)	327	271	164	(24)	-	nm
Other Fee Income	7,339	7,487	7,654	7,451	7,202	1.9
Other Non-Interest Income	10,458	8,389	10,335	7,207	11,409	(8.3)
Total Non-Interest Income	80,645	74,571	80,921	76,699	79,371	1.6

Non-Interest Expense:
Personnel Expense	90,721	90,747	82,601	93,631	91,283	(0.6)
Occupancy & Equipment Expense	21,712	21,547	21,305	21,156	20,004	8.5
Other Non-Interest Expense	45,320	45,541	50,677	42,764	42,310	7.1

Total Non-Interest Expense	157,753	157,835	154,583	157,551	153,597	2.7

Income Before Taxes	136,505	123,578	128,867	121,202	118,528	15.2
Income Tax Expense	49,060	44,203	44,992	43,935	42,486	15.5

Net Income	$87,445	79,375	83,875	77,267	76,042	15.0

Return on Assets	1.41%	1.33%	1.41%	1.35%	1.41%	-	bp
Return on Equity	17.41	16.19	17.09	16.20	17.26	15
bp - change is measured as difference in basis points.
nm - not meaningful

SYNOVUS			8 of 11

BALANCE SHEET	June 30, 2005	December 31, 2004	June 30, 2004

(In thousands, except share data)

ASSETS
Cash and due from banks	$811,781	683,035	756,534
Interest earning deposits with banks	14,270	4,153	4,134
Federal funds sold and securities purchased
under resale agreements	344,958	135,471	182,414
Mortgage loans held for sale	155,977	120,186	160,507
Investment securities available for sale	2,756,365	2,695,593	2,604,799

Loans, net of unearned income	20,479,834	19,480,396	18,075,007
Allowance for loan losses	(277,527)	(265,745)	(248,585)
Loans, net	20,202,307	19,214,651	17,826,422

Premises and equipment, net	657,765	638,407	625,678
Contract acquisition costs and computer software, net	450,352	401,074	357,724
Goodwill, net	457,946	416,283	381,057
Other intangible assets, net	49,232	41,628	38,409
Other assets	812,341	699,697	622,538

Total assets	$26,713,294	25,050,178	23,560,216

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest bearing	$3,474,299	3,337,908	3,148,562
Interest bearing	16,632,179	15,239,560	14,342,194

Total deposits	20,106,478	18,577,468	17,490,756
Federal funds purchased and securities sold
under repurchase agreements	724,445	1,208,080	1,325,692
Long-term debt	2,335,688	1,879,583	1,732,490
Billings in excess of costs and profits on uncompleted contracts	-	-	1,407
Other liabilities	570,914	576,474	370,509

Total liabilities	23,737,525	22,241,605	20,920,854

Minority interest in consolidated subsidiaries	181,957	167,284	153,265

Shareholders' equity:
Common stock, par value $1.00 a share (1)	317,181	315,636	314,638
Surplus	660,052	628,396	612,343
Treasury stock (2)	(113,944)	(113,944)	(113,986)
Unearned compensation	(2,942)	(106)	(186)
Accumulated other comprehensive income (loss)	(517)	8,903	(8,704)
Retained earnings	1,933,982	1,802,404	1,681,992

Total shareholders' equity	2,793,812	2,641,289	2,486,097

Total liabilities and shareholders' equity	$26,713,294	25,050,178	23,560,216

(1) Common shares outstanding: 311,519,262; 309,974,509; and 308,976,481 at June 30, 2005, December 31, 2004, and June 30, 2004, respectively.
(2) Treasury shares: 5,661,538 at June 30, 2005, 5,661,538 at December 31, 2004, and 5,661,623 at June 30, 2004.

SYNOVUS					9 of 11
AVERAGE BALANCES AND YIELDS/RATES
(Dollars in thousands)
	2005		2004

	Second	First	Fourth	Third	Second
	Quarter	Quarter	Quarter	Quarter	Quarter

Interest Earning Assets

Taxable Investment Securities	$2,556,964	2,553,423	2,408,960	2,382,319	2,355,328
Yield	3.78%	3.74	3.69	3.72	3.71

Tax-Exempt Investment Securities	$220,109	223,812	229,190	233,271	230,885
Yield	6.87%	6.93	6.99	6.92	7.14

Commercial Loans	$17,072,813	16,604,087	16,029,042	15,385,995	14,567,795
Yield	6.48%	6.15	5.85	5.79	5.66

Consumer Loans	$833,071	846,743	948,273	958,540	967,450
Yield	7.37%	7.42	7.32	8.03	8.00

Mortgage Loans	$1,022,169	1,026,532	954,078	936,240	856,688
Yield	6.47%	6.09	6.04	5.89	5.92

Credit Card Loans	$267,571	261,202	260,523	248,755	245,534
Yield	9.35%	9.82	8.84	8.93	8.53

Home Equity Loans	$1,100,010	1,037,214	973,604	890,867	790,238
Yield	5.92%	5.56	5.08	4.61	4.45

Allowance for Loan Losses	$(278,734)	(270,853)	(262,711)	(252,370)	(241,082)

Loans, Net	$20,016,900	19,504,925	18,902,809	18,168,027	17,186,623
Yield	6.61%	6.31	6.01	5.97	5.87

Mortgage Loans Held for Sale	$108,928	87,538	103,594	112,502	148,471
Yield	6.41%	6.15	5.75	6.15	5.27

Federal Funds Sold and Time Deposits
with Banks	$133,399	119,853	106,996	166,717	162,510
Yield	3.10%	2.45	2.06	1.24	1.05

Total Interest Earning Assets	$23,036,301	22,489,551	21,751,549	21,062,836	20,083,817
Yield	6.28%	5.99	5.75	5.69	5.58

Interest Bearing Liabilities

Time Deposits Over $100,000 (less brokered
time deposits)	$2,534,846	2,392,957	2,329,295	2,284,772	2,185,597
Rate	3.04%	2.77	2.54	2.33	2.31

Brokered Time Deposits	$2,689,079	2,487,264	2,066,938	1,851,198	1,603,826
Rate	3.21%	2.94	2.60	2.38	2.08

Time Deposits Under $100,000	$2,249,590	2,197,788	2,194,194	2,209,883	2,225,224
Rate	2.71%	2.47	2.29	2.18	2.21

Interest Bearing Demand Deposits	$2,990,725	2,980,346	2,848,978	2,716,488	2,773,020
Rate	1.12%	0.96	0.72	0.60	0.54

Money Market Accounts	$4,968,113	4,754,130	4,765,591	4,778,276	4,300,823
Rate	2.31%	1.90	1.51	1.23	1.04

Savings Deposits	$568,279	556,629	547,026	555,969	551,037
Rate	0.35%	0.27	0.21	0.17	0.17

Federal Funds Purchased and Other
Short-Term Borrowings	$1,255,755	1,541,396	1,488,555	1,422,598	1,513,306
Rate	2.75%	2.34	1.83	1.40	1.00

Long-Term Debt	$1,981,235	1,877,158	1,821,889	1,747,788	1,667,441
Rate	4.01%	3.84	3.63	3.51	3.53

Total Interest Bearing Liabilities	$19,237,622	18,787,668	18,062,466	17,566,972	16,820,274
Rate	2.54%	2.25	1.94	1.72	1.59

Non-Interest Bearing Demand Deposits	$3,429,813	3,267,679	3,516,878	3,137,357	3,006,493
Shareholders' Equity	$2,755,510	2,701,585	2,635,188	2,550,346	2,402,271
Total Assets	$26,102,816	25,392,540	24,921,847	23,778,250	22,705,467

Spread	3.74%	3.75	3.81	3.97	3.99
Net Interest Margin, before fees	4.01%	3.98	3.98	3.90	3.89
Net Interest Margin, after fees	4.15%	4.11	4.13	4.25	4.24

SYNOVUS				10 of 11
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Dollars in thousands)
	June 30, 2005

		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans

Commercial Real Estate
Multi-Family	$526,820	2.6%	$341	0.4%
Hotels	804,316	3.9	1,236	1.6
Office Buildings	786,262	3.8	5	0.0
Shopping Centers	628,701	3.1	326	0.4
Commercial Development	803,494	3.9	152	0.2
Other Investment Property	330,992	1.6	84	0.1

Total Investment Properties	3,880,585	18.9	2,144	2.7

1-4 Family Construction	1,372,556	6.7	1,363	1.7
1-4 Family Perm / Mini-Perm	1,087,763	5.3	2,562	3.2
Residential Development	1,219,186	6.0	6,012	7.6

Total 1-4 Family Properties	3,679,505	18.0	9,937	12.5

Land Acquisition	913,488	4.5	410	0.5

Total Investment-Related Real Estate	8,473,578	41.4	12,491	15.6

Owner-Occupied	2,335,195	11.4	10,948	13.8
Other Property	1,202,920	5.9	6,434	8.1

Total Commercial Real Estate	12,011,693	58.7	29,873	37.6

Commercial & Industrial	5,210,170	25.4	40,412	50.8

Consumer	3,301,736	16.1	9,226	11.6

Unearned Income	(43,765)	(0.2)	-	-

Total	$20,479,834	100.0%	$79,511	100.0%

SYNOVUS						11 of 11
CREDIT QUALITY DATA
(Dollars in thousands)	2005		2004			2nd Quarter

	Second	First	Fourth	Third	Second	'05 vs. '04
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Nonperforming Loans	$79,511	77,308	80,456	79,776	67,489	17.8%
Other Real Estate	24,325	26,658	21,492	25,424	26,972	(9.8)
Nonperforming Assets	103,836	103,966	101,948	105,200	94,461	9.9
Allowance for Loan Losses	277,527	273,724	265,745	257,647	248,585	11.6

Net Charge-Offs - Quarter	19,020	11,305	12,757	12,130	9,589	98.4
Net Charge-Offs - YTD	30,325	11,305	41,249	28,492	16,362	85.3
Net Charge-Offs / Average Loans - Quarter	0.37	0.23	0.27	0.26	0.22
Net Charge-Offs / Average Loans - YTD	0.30	0.23	0.23	0.22	0.19

Nonperforming Loans / Loans & ORE	0.39	0.39	0.41	0.42	0.37
Nonperforming Assets / Loans & ORE	0.51	0.52	0.52	0.56	0.52
Allowance / Loans	1.36	1.36	1.36	1.37	1.38

Allowance / Nonperforming Loans	349.04	354.07	330.30	322.96	368.34
Allowance / Nonperforming Assets	267.27	263.28	260.67	244.91	263.16

Past Due Loans over 90 days	17,163	14,376	18,138	23,178	27,453
As a Percentage of Loans Outstanding	0.08	0.07	0.09	0.12	0.15

Total Past Dues	120,224	122,229	84,458	118,390	109,385
As a Percentage of Loans Outstanding	0.59	0.61	0.43	0.63	0.61

REGULATORY CAPITAL RATIOS (1)
(Dollars in thousands)
	June 30, 2005	December 31, 2004	June 30, 2004

Tier 1 Capital	$2,492,154	2,369,332	2,252,730
Total Risk-Based Capital	3,519,681	2,935,077	2,801,315
Tier 1 Capital Ratio	9.5	10.04	10.26
Total Risk-Based Capital Ratio	14.06	12.44	12.75
Leverage Ratio	9.74	9.78	10.11

(1) June 30, 2005 information is preliminary.